Property and equipment, net	12 Months Ended
Dec. 31, 2024
Property, Plant and Equipment [Abstract]
Property and equipment, net	Property and equipment, net

	As of December 31,
(in thousands)	2024	2023
Leasehold improvements	€4,121	€4,117
Capitalized software and software development costs	31,366	30,065
Computer equipment	15,478	15,375
Furniture and fixtures	3,042	2,999
Subtotal	54,007	52,556
Less: accumulated depreciation	45,797	42,477
Property and equipment, net	€8,210	€10,079
As a result of tax credits received in November 2024, we recorded a €1.0 million credit, net of €0.6 million of accumulated depreciation, to capitalized software and software development costs on our consolidated balance sheet as of December 31, 2024. See Note 2: Significant accounting policies - Government Grants for more details.
As of December 31, 2024 and 2023, our internally developed capitalized software and acquired software development costs, net of accumulated amortization, were €4.2 million and €5.4 million, respectively. During the year ended December 31, 2022, we recorded an impairment of €0.9 million related to acquired software and internally capitalized software development costs. We recognized the loss on impairment within our operating expenses.